T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund–Advisor Class

T. Rowe Price International Growth & Income Fund–R Class

Supplement to Prospectuses and Summary Prospectuses Dated March 1, 2013

On April 24, 2013, the Board of Directors approved a proposed amendment to the investment objective for the T. Rowe Price International Growth & Income Fund (fund) and its Advisor and R Classes. The change is subject to shareholder approval at an annual meeting scheduled for October 22, 2013. Proxy materials describing the proposed objective change and the rationale for the proposal were mailed to shareholders beginning on August 2, 2013. All fund shareholders of record at the close of business on July 24, 2013 are eligible to vote on the proposal.

The fund’s current investment objective is as follows:

“The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.”

The Board proposes that the fund’s investment objective be changed to the following:

“The fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks.”

In connection with the fund’s current investment objective, the fund’s principal investment strategies provide that the fund will invest primarily (at least 65% of total assets) in the stocks of large, dividend-paying, well-established companies that have favorable prospects for capital appreciation. To conform to the new investment objective, the fund’s principal investment strategies would be revised to provide that the fund will normally invest at least 65% of its total assets in non-U.S. stocks with an emphasis on larger-capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued.

No material changes are anticipated to the fund’s current investment program, or to the fund’s overall risk profile, as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program now and in the future.

If the proposed amendment to the fund’s investment objective is approved by shareholders, it is expected to become effective on or about November 1, 2013.

The date of this supplement is August 16, 2013.

F127-041 8/16/13